PROMISSORY NOTE

[redacted]

References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "***" has been omitted due to text length limitations.

Borrower: **Epic Bancorp, Inc.**
630 Las Gallinas Ave.,
San Rafael CA 94903

Lender: **PACIFIC COAST BANKERS' BANK**
340 Pine Street, Suite 401
San Francisco, CA 94104

Principal Amount: $5,000,000.00 **Date of Note: March 28,2008**

PROMISE TO PAY. Epic Bancorp, Inc. ("Borrower") promises to pay to PACIFIC COAST BANKERS' BANK ("Lender"), or order, in lawful money of the United States of America, the principal amount of Five Million & 00/100 Dollars ($5,000,000.00), together with interest on the unpaid principal balance from March 28, 2008, until paid in full.

PAYMENT. Subject to any payment changes resulting from changes in the Index, Borrower will pay this loan in accordance with the following payment schedule:

One (1) year Non-Revolving Line of Credit: Four (4) quarterly consecutive interest payments, beginning June 28, 2008, with interest calculated on the unpaid principal balances at an interest rate based on the Three-month LIBOR as published in the Western Edition of the Wall Street Journal (to be set upon funding), plus a margin of 2.750 percentage points over the Index;

Nine (9) years Term Loan: Thirty-five (35) quarterly consecutive equal principal payments plus accrued interest payments in the estimated amount due under this Note, beginning June 28, 2009, with interest calculated on the unpaid principal balances at an interest rate based on the Three-month LIBOR as published in the Western Edition of the Wall Street Journal, plus a margin of 2.750 percentage points over the Index; and one principal and interest payment in the estimated amount due under this Note on March 28, 2018, with interest calculated on the unpaid principal balances at an interest rate based on the Three-month LIBOR as published in the Western Edition of the Wall Street Journal , plus a margin of 2.750 percentage points over the Index. This estimated final payment is based on the assumption that all payments will be made exactly as scheduled and that the Index does not change; the actual final payment will be for all principal and accrued interest not yet paid, together with any other unpaid amounts under this Note. Unless otherwise agreed or required by applicable law, payments will be applied first to any unpaid collection costs; then to any late charges; then to any accrued unpaid interest; and then to principal. The annual interest rate for this Note is computed on a 365/360 basis; that is, by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing.

VARIABLE INTEREST RATE. The interest rate on this Note is subject to change from time to time based on changes in an independent index which is the Three-month LIBOR as published in the Western Edition of the Wall Street Journal (the "Index"). The Index is not necessarily the lowest rate charged by Lender on its loans. If the Index becomes unavailable during the term of this loan, Lender may designate a substitute index after notifying Borrower. Lender will tell Borrower the current Index rate upon Borrower's request. **The interest rate change will not occur more often than each QUARTER.** Borrower understands that Lender may make loans based on other rates as well. **The initial Index value will be set upon funding.** The interest rate or rates to be applied to the unpaid principal balance during this Note will be the rate or rates set forth herein in the "Payment" section. Notwithstanding any other provision of this Note, after the first payment stream, the interest rate for each subsequent payment stream will be effective as of the last payment date of the just-ending payment stream. NOTICE: Under no circumstances will the interest rate on this Note be more than the maximum rate allowed by applicable law. Whenever increases occur in the interest rate, Lender, at its option, may do one or more of the following: (A) increase Borrower's payments to ensure Borrower's loan will pay off by its original final maturity date, (B) increase Borrower's payments to cover accruing interest, (C) increase the number of Borrower's payments, and (D) continue Borrower's payments at the same amount and increase Borrower's final payment.

PREPAYMENT. Borrower agrees that all loan fees and other prepaid finance charges are earned fully as of the date of the loan and will not be subject to refund upon early payment (whether voluntary or as a result of default), except as otherwise required by law. Except for the foregoing, Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments under the payment schedule. Rather, early payments will reduce the principal balance due and may result in Borrower's making fewer payments. Borrower agrees not to send Lender payments marked "paid in full", "without recourse", or similar language. If Borrower sends such a payment, Lender may accept it without losing any of Lender's rights under this Note, and Borrower will remain obligated to pay any further amount owed to Lender. All written communications concerning disputed amounts, including any check or other payment instrument that indicates that the payment constitutes "payment in full" of the amount owed or that is tendered with other conditions or limitations or as full satisfaction of a disputed amount must be mailed or delivered to: PACIFIC COAST BANKERS' BANK, 340 PINE STREET, SUITE 401, SAN FRANCISCO, CA 94104.

MINIMUM PRINCIPAL LEVEL. Notwithstanding the terms of the paragraph above labeled "Prepayment", during the first year ending March 31, 2009 there must be a minimum level of principal outstanding of $3,000,000.00.

LATE CHARGE. If a payment is 10 days or more late, Borrower will be charged **5.000% of the regularly scheduled payment.**

INTEREST AFTER DEFAULT. Upon default, the interest rate on this Note shall, if permitted under applicable law, immediately increase by adding a 5.000 percentage point margin ("Default Rate Margin"). The Default Rate Margin shall also apply to each succeeding interest rate change that would have applied had there been no default. After maturity, or after this Note would have matured had there been no default, the Default Rate Margin will continue to apply to the final interest rate described in this Note.

DEFAULT. Each of the following shall constitute an event of default ("Event of Default") under this Note:

Payment Default. Borrower fails to make any payment when due under this Note.

Other Defaults. Borrower fails to comply with or to perform, or defaults under or breaches, any other term, obligation, covenant, or condition contained in this Note or fails to comply with or to perform, or defaults under or breaches, any term, obligation, covenant, or condition contained in the Business Loan Agreement of even date herewith (the "Loan Agreement") made by Borrower and Lender, any Related Document (as defined in the Business Loan Agreement), or any other agreement between Lender and Borrower.

Cure Provisions. If any default, other than a default in payment, is curable and if Borrower has not been given a notice of a similar default within the preceding twelve (12) months, such default may be cured if Borrower, after receiving written notice from Lender demanding cure of such default (1) cures such default within thirty (30) days; or (2) if the cure of such default requires more than thirty (30) days, immediately initiates steps that Lender reasonably deems in Lender's sole discretion to be sufficient to cure such default and thereafter diligently continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

LENDER'S RIGHTS. If any Event of Default shall occur, Lender may declare the entire unpaid principal balance under this Note, all accrued unpaid interest thereon, and all other costs, expenses, fees and other charges provided for under this Note immediately due and payable, all without notice of any kind to Borrower, except that in the case of an Event of Default of the type described in the "Insolvency" subsection of the Loan Agreement, such acceleration shall be automatic and not optional.

APPLICABILITY OF CERTAIN PROVISIONS OF LOAN AGREEMENT. Various provisions of the Loan Agreement apply to and govern this Note, including the "Right of Setoff", "Amendments", "Arbitration", "Attorneys' Fees and Lender's Expenses", "Governing Law", "Choice of Venue", "No Waiver by Lender", "Notices", "Severability", "Successors and Assigns", and "Time Is of the Essence" sections or subsections thereof, all as more specifically set forth therein. The rules of construction and general definitions set forth in the first paragraph of the "Definitions" section of the Loan Agreement are hereby made applicable to this Note.

COLLATERAL. This Note is secured as provided in the Loan Agreement.

LINE OF CREDIT. This Note evidences a straight line of credit. Once the total amount of principal has been advanced, Borrower is not entitled to further loan advances. Advances under this Note may be requested orally by Borrower or as provided in this paragraph. All oral requests shall be confirmed in writing on the day of the request. All communications, instructions, or directions by telephone or otherwise to Lender are to be directed to Lender's office shown above. The following person or persons are authorized to request advances and authorize payments under the line of credit until Lender receives from Borrower, at Lender's address shown above, written notice of revocation of such authority: **Mark Garwood, President & CEO of Epic Bancorp, Inc.; and Michael Moulton, Chief Financial Officer of Epic Bancorp, Inc.** Borrower agrees to be liable for all sums either: (A) advanced in accordance with the instructions of an authorized person or (B) credited to any of Borrower's accounts with Lender. The unpaid principal balance owing on this Note at any time may be evidenced by endorsements on this Note or by Lender's internal records, including daily computer print-outs

GENERAL PROVISIONS. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive any applicable statute of limitations, presentment, demand for payment, and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker, or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this Note or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in any collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this Note without the consent of or notice to anyone other than the party with whom the modification is made. The obligations under this Note are joint and several.

PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO THE TERMS OF THE NOTE.

BORROWER ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THIS PROMISSORY NOTE.

BORROWER:

EPIC BANCORP, INC.

By: ______________________________
Mark Garwood, President & CEO of Epic Bancorp, Inc.

By: ______________________________
Michael Moulton, Chief Financial Officer of Epic Bancorp, Inc.

CORPORATE RESOLUTION TO BORROW / GRANT COLLATERAL

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$5,000,000.00	03-28-2008	03-28-2018	7004405	Stock		***	

References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "***" has been omitted due to text length limitations.

Corporation: Epic Bancorp, Inc.
630 Las Gallinas Ave.,
San Rafael, CA 94903

Lender: PACIFIC COAST BANKERS' BANK
340 PINE STREET, SUITE 401
SAN FRANCISCO, CA 94104

WE, THE UNDERSIGNED, DO HEREBY CERTIFY THAT:

THE CORPORATION'S EXISTENCE. The complete and correct name of the Corporation is Epic Bancorp, Inc. ("Corporation"). The Corporation is a corporation for profit which is, and at all times shall be, duly organized, validly existing, and in good standing under and by virtue of the laws of the State of California. The Corporation is duly authorized to transact business in all other states in which the Corporation is doing business, having obtained all necessary filings, governmental licenses and approvals for each state in which the Corporation is doing business. Specifically, the Corporation is, and at all times shall be, duly qualified as a foreign corporation in all states in which the failure to so qualify would have a material adverse effect on its business or financial condition. The Corporation has the full power and authority to own its properties and to transact the business in which it is presently engaged or presently proposes to engage. The Corporation maintains an office at 630 Las Gallinas Ave.,, San Rafael, CA 94903. Unless the Corporation has designated otherwise in writing, the principal office is the office at which the Corporation keeps its books and records. The Corporation will notify Lender prior to any change in the location of the Corporation's state of organization or any change in the Corporation's name. The Corporation shall do all things necessary to preserve and to keep in full force and effect its existence, rights and privileges, and shall comply with all regulations, rules, ordinances, statutes, orders and decrees of any governmental or quasi-governmental authority or court applicable to the Corporation and the Corporation's business activities.

RESOLUTIONS ADOPTED. At a meeting of the Directors of the Corporation, or if the Corporation is a close corporation having no Board of Directors then at a meeting of the Corporation's shareholders, duly called and held on ____________________, at which a quorum was present and voting, or by other duly authorized action in lieu of a meeting, the resolutions set forth in this Resolution were adopted.

OFFICERS. The following named persons are officers of Epic Bancorp, Inc.:

NAMES	TITLES	AUTHORIZED	ACTUAL SIGNATURES
Mark Garwood	**President & CEO**	Y	X ____________________
Michael Moulton	**Chief Financial Officer**	Y	X ____________________

ACTIONS AUTHORIZED. Any two (2) of the authorized persons listed above may enter into any agreements of any nature with Lender, and those agreements will bind the Corporation. Specifically, but without limitation, any two (2) of such authorized persons are authorized, empowered, and directed to do the following for and on behalf of the Corporation:

Borrow Money. To borrow, as a cosigner or otherwise, from time to time from Lender, on such terms as may be agreed upon between the Corporation and Lender, such sum or sums of money as in their judgment should be borrowed; however, not exceeding at any one time the amount of **Five Million & 00/100 Dollars ($5,000,000.00)**, in addition to such sum or sums of money as may be currently borrowed by the Corporation from Lender.

Execute Notes. To execute and deliver to Lender the promissory note or notes, or other evidence of the Corporation's credit accommodations, on Lender's forms, at such rates of interest and on such terms as may be agreed upon, evidencing the sums of money so borrowed or any of the Corporation's indebtedness to Lender, and also to execute and deliver to Lender one or more renewals, extensions, modifications, refinancings, consolidations, or substitutions for one or more of the notes, any portion of the notes, or any other evidence of credit accommodations.

Grant Security. To mortgage, pledge, transfer, endorse, hypothecate, or otherwise encumber and deliver to Lender any property now or hereafter belonging to the Corporation or in which the Corporation now or hereafter may have an interest, including without limitation all of the Corporation's real property and all of the Corporation's personal property (tangible or intangible), as security for the payment of any loans or credit accommodations so obtained, any promissory notes so executed (including any amendments to or modifications, renewals, and extensions of such promissory notes), or any other or further indebtedness of the Corporation to Lender at any time owing, however the same may be evidenced. Such property may be mortgaged, pledged, transferred, endorsed, hypothecated or encumbered at the time such loans are obtained or such indebtedness is incurred, or at any other time or times, and may be either in addition to or in lieu of any property theretofore mortgaged, pledged, transferred, endorsed, hypothecated or encumbered.

Execute Security Documents. To execute and deliver to Lender the forms of mortgage, deed of trust, pledge agreement, hypothecation agreement, and other security agreements and financing statements which Lender may require and which shall evidence the terms and conditions under and pursuant to which such liens and encumbrances, or any of them, are given; and also to execute and deliver to Lender any other written instruments, any chattel paper, or any other collateral, of any kind or nature, which Lender may deem necessary or proper in connection with or pertaining to the giving of the liens and encumbrances. Notwithstanding the foregoing, any one of the above authorized persons may execute, deliver, or record financing statements.

Negotiate Items. To draw, endorse, and discount with Lender all drafts, trade acceptances, promissory notes, or other evidences of indebtedness payable to or belonging to the Corporation or in which the Corporation may have an interest, and either to receive cash for the same or to cause such proceeds to be credited to the Corporation's account with Lender, or to cause such other disposition of the proceeds derived therefrom as they may deem advisable.

Further Acts. In the case of lines of credit, to designate additional or alternate individuals as being authorized to request advances under such lines, and in all cases, to do and perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements, **including agreements requiring disputes with Lender to be submitted to binding arbitration for final resolution and waiving the right to a trial by jury,** as the officers may in their discretion deem reasonably necessary or proper in order to carry into effect the provisions of this Resolution. The following person or persons are authorized to request advances and authorize payments under the line of credit until Lender receives from the Corporation, at Lender's address shown above, written notice of revocation of such authority: **Mark Garwood, President & CEO of Epic Bancorp, Inc.; and Michael Moulton, Chief Financial Officer of Epic Bancorp, Inc.**

ASSUMED BUSINESS NAMES. The Corporation has filed or recorded all documents or filings required by law relating to all assumed business names used by the Corporation. Excluding the name of the Corporation, the following is a complete list of all assumed business names under which the Corporation does business: **None.**

NOTICES TO LENDER. The Corporation will promptly notify Lender in writing at Lender's address shown above (or such other addresses as Lender may designate from time to time) prior to any (A) change in the Corporation's name; (B) change in the Corporation's assumed business name(s); (C) change in the management of the Corporation; (D) change in the authorized signer(s); (E) change in the Corporation's principal office address; (F) change in the Corporation's state of organization; (G) conversion of the Corporation to a new or different type of business entity; or (H) change in any other aspect of the Corporation that directly or indirectly relates to any agreements between the Corporation and Lender. No change in the Corporation's name or state of organization will take effect until after Lender has received notice.

CERTIFICATION CONCERNING OFFICERS AND RESOLUTIONS. The officers named above are duly elected, appointed, or employed by or for the Corporation, as the case may be, and occupy the positions set opposite their respective names. This Resolution now stands of record on the books of the Corporation, is in full force and effect, and has not been modified or revoked in any manner whatsoever.

CONTINUING VALIDITY. Any and all acts authorized pursuant to this Resolution and performed prior to the passage of this Resolution are hereby ratified and approved. This Resolution shall be continuing, shall remain in full force and effect and Lender may rely on it until written notice of its revocation shall have been delivered to and received by Lender at Lender's address shown above (or such addresses as Lender may designate from time to time). Any such notice shall not affect any of the Corporation's agreements or commitments in effect at the time notice is given.

IN TESTIMONY WHEREOF, we have hereunto set our hand, affixed the seal of the Corporation and attest that the signatures set opposite the names listed above are their genuine signatures.

We each have read all the provisions of this Resolution, and we each personally and on behalf of the Corporation certify that all statements and representations made in this Resolution are true and correct. This Corporate Resolution to Borrow / Grant Collateral is dated March 28, 2008.

CORPORATE

SEAL

CERTIFIED TO AND ATTESTED BY:

By: ______________________________
Authorized Signer for Epic Bancorp, Inc.

By: ______________________________
Authorized Signer for Epic Bancorp, Inc.

NOTE: If the officers signing this Resolution are designated by the foregoing document as one of the officers authorized to act on the Corporation's behalf, it is advisable to have this Resolution signed by at least one non-authorized officer of the Corporation.

LASER PRO Lending, Ver. 5.38.10.001 Copr. Harland Financial Solutions, Inc. 1997, 2008. All Rights Reserved. - CA F:\HARLAND\CFI\LPL\C10.FC TR-609

BUSINESS LOAN AGREEMENT

[redacted]

References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "****" has been omitted due to text length limitations.

Borrower:	Epic Bancorp, Inc. 630 Las Gallinas Ave., San Rafael CA 94903	**Lender:**	PACIFIC COAST BANKERS' BANK 340 Pine Street, Suite 401 San Francisco, CA 94104

THIS BUSINESS LOAN AGREEMENT (this "Agreement") dated March 28, 2008, is made and executed by and between (i) Epic Bancorp, Inc., a California corporation ("Borrower"); and (ii) PACIFIC COAST BANKERS' BANK ("Lender") on the following terms and conditions. Borrower has received prior commercial loans from Lender or has applied to Lender for a commercial loan or loans or other financial accommodations, including those that may be described herein or described on any exhibit or schedule attached to this Agreement. Borrower understands and agrees that (A) in granting, renewing, or extending any Loan, Lender is relying upon Borrower's representations, warranties, and agreements as set forth in this Agreement; (B) the granting, renewing, or extending of any Loan by Lender at all times shall be subject to Lender's sole judgment and discretion; and (C) all Loans shall be and remain subject to the terms and conditions of this Agreement.

TERM. This Agreement shall be effective as of March 28, 2008, and shall continue in full force and effect until such time as all Loans have been paid in full, including principal, interest, costs, expenses, attorneys' fees, and other fees and charges, or until March 28, 2018, whichever comes first.

CONDITIONS PRECEDENT TO EACH ADVANCE. Lender's obligation to make the initial Advance and each subsequent Advance under this Agreement shall be subject to the fulfillment to Lender's satisfaction of all of the conditions set forth in this Agreement and in the Related Documents, including the following:

Loan Documents. Borrower shall provide to Lender the following documents for the Loan: (1) the Note; (2) Security Agreements granting to Lender Security Interests in the Collateral; (3) all documents Lender may require to perfect Lender's Security Interests in the Collateral; (4) evidence of insurance as required below; and (5) all such other Related Documents as Lender may require for the Loan; all the foregoing in form and substance satisfactory to Lender and Lender's counsel.

Borrower's Authorization. Borrower shall have provided in form and substance satisfactory to Lender properly certified resolutions, duly authorizing the execution and delivery of this Agreement, the Note, and the other Related Documents. In addition, Borrower shall have provided such other resolutions, authorizations, documents and instruments as Lender or its counsel, may require.

Payment of Fees and Expenses. Borrower shall have paid to Lender all fees, charges, and other expenses that are then due and payable as specified in this Agreement or any Related Document.

Representations and Warranties. The representations and warranties set forth in this Agreement, in the Related Documents, and in any document or certificate delivered to Lender under this Agreement are true and correct at the date of execution of the agreement or other document or certificate containing such representations and warranties.

No Event of Default. There shall not exist at the time of any Advance a condition that would constitute an Event of Default under this Agreement or under any Related Document, or, with the giving of notice or the passage of time, would constitute an Event of Default.

Deliveries. Borrower shall deliver to Lender all instruments, certificates, powers, and other items of the Collateral or items related thereto as Lender may require to perfect Lender's Security Interests in the Collateral.

Specific Deliveries. Without limiting the generality of the foregoing, Borrower shall deliver to Lender, all in form and substance satisfactory to Lender and Lender's counsel, the following:

(1) A certificate of the secretary of Borrower attesting to the adoption by Borrower's board of directors of a resolution authorizing Borrower (a) to obtain from Lender a line of credit in the amount of $5,000,000.00; (b) to secure such line of credit with a pledge of 100% of Tamalpais Bank's ("Bank") capital stock; and (c) to execute, deliver to Lender, and perform under this Agreement, the Note, and the other Related Documents, and identifying the officers of Borrower authorized to execute this Agreement, the Note, and the Related Documents and certifying the incumbency of such officers;

(2) The original stock certificates representing 100% of Bank's capital stock together with a stock power for each such certificate executed in blank;

(3) Evidence that Bank has declared and paid cash dividends;

(4) A certificate of the secretary attesting to the adoption by board of directors of a resolution providing that dividends will from time to time be declared and paid by such Bank in an amount necessary to make all payments of interest, principal, and other amounts due under this Agreement and the Related Documents as the same become due; and

(5) Evidence that the DFI has approved the granting Lender by Borrower of 100% of the capital stock as part of the Collateral.

REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to Lender, as of the date of this Agreement, as of the date of each disbursement of loan proceeds, as of the date of any renewal, extension, or modification of any Loan, and at all times any Indebtedness exists:

Organization. Borrower is a corporation for profit that is, and at all times shall be, duly organized, validly existing, and in good standing under and by virtue of the laws of the State of California. Borrower is duly authorized to transact business in all other states in which Borrower is doing business, having made all necessary filings and obtained all governmental licenses and approvals for each state in which Borrower is doing business. Specifically, Borrower is, and at all times shall be, duly qualified as a foreign corporation in all states in which the failure to so qualify would have a material adverse effect on its business or financial condition. Borrower has the full power and authority to own its properties, including the Banks, and to transact the business in which it is presently engaged or presently proposes to engage. Borrower maintains it principal office at 630 Las Gallinas Ave., San Rafael, CA 94903. Unless Borrower has designated otherwise in writing, such principal office is the office at which Borrower keeps its books and records, including its records concerning the Collateral. Borrower will notify

Lender prior to any change in the location of Borrower's state of organization or any change in Borrower's name or principal office. Borrower shall do all things necessary to preserve and to keep in full force and effect its existence, rights and privileges, and shall comply with all regulations, rules, ordinances, statutes, orders and decrees of any governmental or quasi-governmental authority or court applicable to Borrower and Borrower's business activities.

Assumed Business Names. Borrower has filed or recorded all documents or filings required by law relating to all assumed business names used by Borrower. Excluding the name of Borrower, the following is a complete list of all assumed business names under which Borrower does business: None.

Authorization. Borrower's execution, delivery, and performance of this Agreement and all the Related Documents have been duly authorized by all necessary action by Borrower and do not conflict with, result in a violation of, or constitute a default under (1) any provision of (a) Borrower's articles of incorporation or organization, or bylaws, or (b) any agreement or other instrument binding upon Borrower; or (2) any law, governmental regulation, court decree, or order applicable to Borrower or to Borrower's properties or either of the Banks.

Financial Information. Each of Borrower's and Bank's financial statements supplied to Lender truly and completely disclosed Borrower's and Bank's financial condition as of the date of the statement, and there has been no material adverse change in Borrower's or Bank's financial condition subsequent to the date of the most recent financial statements supplied to Lender. Neither Borrower nor Bank has any material contingent obligations except as disclosed in such financial statements.

Legal Effect. This Agreement constitutes, and any instrument or agreement Borrower is required to give under this Agreement when delivered will constitute legal, valid, and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms.

Properties. Except as contemplated by this Agreement or as previously disclosed in Borrower's and Bank's financial statements or in writing to Lender and as accepted by Lender, and except for property tax liens for taxes not presently due and payable, Borrower and Bank, respectively, owns and has good title to all of its respective properties free and clear of all Security Interests, and has not executed any security documents or financing statements relating to such properties. All of Borrower's and Bank's properties are titled in Borrower's or Bank's legal name, respectively, and neither Borrower nor Bank has used or filed a financing statement under any other name for at least the last five (5) years.

Litigation and Claims. No litigation, claim, investigation, administrative proceeding or similar action (including those for unpaid taxes) against Borrower or Bank is pending or threatened, and no other event has occurred which may materially adversely affect Borrower's or Bank's financial condition or properties, other than litigation, claims, or other events, if any, that have been disclosed to and acknowledged by Lender in writing at the date of execution of the Agreement.

Taxes. To the best of Borrower's knowledge, all of Borrower's and Bank's (if not filed on a consolidated basis with Borrower) tax returns and reports that are or were required to be filed, have been filed, and all taxes, assessments, and other governmental charges have been paid in full, except those presently being or to be contested by Borrower or Bank in good faith in the ordinary course of business and for which adequate reserves have been provided.

Lien Priority. Unless otherwise prior to the execution of the Agreement disclosed to Lender in writing, Borrower has not entered into or granted any Security Agreements, or permitted the filing or attachment of any Security Interests on or affecting any of the Collateral directly or indirectly securing repayment of Borrower's Loan and Note, that would be prior or that may in any way be superior to Lender's Security Interests and rights in and to such Collateral prior to the execution of the Agreement.

Binding Effect. This Agreement, the Note, all Security Agreements (if any), and all other Related Documents are binding upon the signers thereof, as well as upon their successors, representatives and assigns and are legally enforceable in accordance with their respective terms.

Banks Matters. As of the date hereof, Tamalpais Bank is "well capitalized" within the meaning of the Bank Rules.

AFFIRMATIVE COVENANTS. Borrower covenants and agrees with Lender that, so long as this Agreement remains in effect, Borrower will:

Notices of Claims, Litigation, and Other Matters. Promptly inform Lender in writing of (1) all material adverse changes in Borrower's or Bank's or other subsidiary of Borrower's financial condition; (2) all existing and all threatened litigation, claims, investigations, administrative proceedings, or similar actions affecting Borrower, Bank, any other subsidiary of Borrower, or any Guarantor that could materially affect the financial condition of Borrower or the financial condition of Bank, any other subsidiary of Borrower, or any Guarantor; and (3) whether or not the same could have such effect, any formal or informal action of any Bank Regulator relative to Borrower, Bank, or any other banking subsidiary of Borrower, including any cease and desist order, or the entry into any consent, supervisory, or management decree or agreement or similar arrangement by Borrower, Bank, or any other banking subsidiary of Borrower.

Financial Records. Maintain its books and records in accordance with GAAP, applied on a consistent basis, and permit Lender to examine and audit Borrower's and Bank's books and records at all reasonable times.

Financial Statements and Reports. Furnish Lender with such financial statements and other related information concerning Borrower and Bank at such frequencies and in such detail as Lender may reasonably request. Without limiting the generality of the foregoing, Borrower shall furnish Lender with (1) its annual financial report within ninety (90) days of each fiscal year end and quarterly financial reports within thirty (30) days of the end of each Fiscal Quarter; and (2) a detailed status report of any past due and non-accrual loans and other real estate owned, and a copy of its FASB 114 Report of impaired loans within thirty (30) days of the end of each Fiscal Quarter for Bank and any other banking subsidiary of Borrower.

Additional Information. Furnish such additional information and statements concerning Borrower, as Lender may request from time to time.

Insurance. Maintain in full force and effect such insurance policies with reputable companies as are consistent with sound banking practices during the term of this Agreement, and shall provide copies of all binders or other evidence of such insurance to Lender upon request.

Other Agreements. Comply with all terms and conditions of all other agreements, whether now or hereafter existing, between Borrower and any other party and notify Lender immediately in writing of any default in connection with any other such agreements.

Loan Proceeds. Use all Loan proceeds to provide capital contributions to Bank and up to two quarters of Borrower working capital needs that would have otherwise been funded by dividends from Bank. Any other use would need to be specifically consented to by Lender in writing.

Taxes, Charges and Liens. Pay and discharge when due all of its indebtedness and obligations, including all assessments, taxes, governmental charges, levies, and liens, of every kind and nature, imposed upon Borrower or its properties, income, or profits, prior to the date on which penalties would attach, and all lawful claims that, if unpaid, might become a lien or charge upon any of Borrower's properties, income, or profits.

Performance. Perform and comply, in a timely manner, with all terms, conditions, and provisions set forth in this Agreement, in the Related Documents, and in all other instruments and agreements between Borrower and Lender. Borrower shall notify Lender immediately in writing of any default in connection with any agreement.

Operations. Maintain executive and management personnel of both itself and each of the bank with substantially the same qualifications and experience as the present executive and management personnel thereof; provide written notice to Lender of any change in any such executive and management personnel; and conduct its and the Bank's business affairs in a reasonable and prudent manner.

Compliance with Governmental Requirements. Comply, and cause Bank to comply, with all laws, ordinances, and regulations, now or hereafter in effect, of all Bank Regulators and all other governmental authorities applicable to the conduct of Borrower's properties, businesses, and operations, and to the use or occupancy of the Collateral, including without limitation, the Americans With Disabilities Act. Borrower may contest in good faith any such law, ordinance, or regulation and withhold compliance during any proceeding, including appropriate appeals, so long as Borrower has notified Lender in writing prior to doing so and so long as, in Lender's sole opinion, Lender's interests in the Collateral are not jeopardized. Lender may require Borrower to post adequate security or a surety bond, reasonably satisfactory to Lender, to protect Lender's interest.

Inspection. Permit employees or agents of Lender at any reasonable time to inspect any and all Collateral for the Loan or Loans and Borrower's other properties and to examine or audit Borrower's books, accounts, and records and to make copies and memoranda of Borrower's and Bank's books, accounts, and records. If Borrower now or at any time hereafter maintains any records (including computer generated records and computer software programs for the generation of such records) in the possession of a third party, Borrower and Bank, upon request of Lender, shall notify such party to permit Lender free access to such records at all reasonable times and to provide Lender with copies of any records it may request, all at Borrower's expense.

Compliance Certificates. Unless waived in writing by Lender, provide Lender at least annually, with a certificate executed by Borrower's chief financial officer, or other officer or person acceptable to Lender, certifying that the representations and warranties set forth in this Agreement are true and correct as of the date of the certificate and further certifying that, as of the date of the certificate, no Event of Default exists under this Agreement or, with the passage of time or the giving of notice, would exist.

Additional Assurances. Make, execute, and deliver to Lender such promissory notes, mortgages, deeds of trust, security agreements, assignments, financing statements, instruments, documents, and other agreements as Lender or its attorneys may reasonably request to evidence and secure the Loans and to perfect all Security Interests.

Loan to Value Ratio. Maintain at all times a ratio of the Loan to the Capital Value of the Bank of not greater than 25%.

Debt Service Coverage Ratio. Cause the Bank, in the aggregate, to maintain, on a quarterly basis as of the end of each Fiscal Quarter, Net Income after Taxes for such Fiscal Quarter of not less than 2.50:1 times the amount of principal and interest that was due and payable during such Fiscal Quarter.

Bank Capitalization. Cause Bank to be "well capitalized" within the meaning of the Bank Rules.

LENDER'S EXPENDITURES. If any action or proceeding is commenced that would materially affect Lender's interest in the Collateral or if Borrower fails to comply with any provision of this Agreement or any Related Documents, including Borrower's failure to discharge or pay when due any amounts Borrower is required to discharge or pay under this Agreement or any Related Documents, Lender on Borrower's behalf may (but shall not be obligated to) take any action that Lender deems appropriate, including discharging or paying all taxes, liens, security interests, encumbrances and other claims, at any time levied or placed on any Collateral and paying all costs for insuring, maintaining, and preserving any Collateral. All such expenditures incurred or paid by Lender for such purposes will then bear interest at the rate charged under the Note from the date incurred or paid by Lender to the date of repayment by Borrower. All such expenses will become a part of the Indebtedness and, at Lender's option, will (A) be payable on demand; (B) be added to the balance of the Note and be apportioned among and be payable with any installment payments to become due during either (1) the term of any applicable insurance policy; or (2) the remaining term of the Note; or (C) be treated as a balloon payment that will be due and payable at the Note's maturity.

NEGATIVE COVENANTS. Borrower covenants and agrees with Lender that while this Agreement is in effect, Borrower shall not, without the prior written consent of Lender and such consent will not be unreasonably withheld:

(1) Sell, transfer, mortgage, assign, pledge, grant a security interest in, allow any cloud on title with respect to, or otherwise encumber, alienate or allow the alienation of any of Borrower's interest in any of its bank subsidiaries (including the Bank), including any stock issued by, or other equity interests in, any such bank subsidiary; provided, however, that, nothing in the foregoing to the contrary withstanding, so long as no Event of Default exists and is continuing, or, with the passage of time or the giving of notice, would exist.

(2) Issue trust preferred securities, debt securities, or commercial paper, or otherwise incur indebtedness for borrowed money, or otherwise incur any other payment obligation, that is in any way senior to the Indebtedness; provided, however, that, nothing in the foregoing to the contrary withstanding, so long as no Event of Default exists and is continuing, or, with the passage of time or the giving of notice, would exist, Borrower may issue trust preferred securities in connection with, and which results in, a repayment of all Loans.

(3) Permit Bank to issue trust preferred securities, debt securities, or commercial paper.

(4) Cease operations, liquidate, or dissolve.

(5) Permit Bank to cease operations, liquidate, or dissolve.

(6) Incur any obligation as surety or guarantor other than in the ordinary course of business.

(7) Enter into any agreement containing any provisions that would be violated or breached by the performance of Borrower's obligations under this Agreement or in connection herewith.

CESSATION OF ADVANCES. If Lender has made any commitment to make any Loan to Borrower, whether under this Agreement or under any other agreement, Lender shall have no obligation to make Advances or to disburse Loan proceeds if (A) Borrower or any Guarantor is in default under the terms of this Agreement or any of the Related Documents or any other agreement that Borrower or any Guarantor has with Lender, or, with the passage of time or the giving of notice, would be in such default; (B) Borrower, Bank, any other subsidiary of Borrower, or any Guarantor becomes insolvent, files a petition in bankruptcy or similar proceedings, is adjudged a bankrupt, has a receiver or supervisor appointed for or over it by any court or Bank Regulator, has any cease and desist order entered against it, or enters into any consent, supervisory, or management decree or agreement or similar arrangement with any Bank Regulator; (C) there occurs a material adverse change in Borrower's financial condition or in the financial condition of Bank, any other subsidiary of Borrower, or any Guarantor, or in the value of any Collateral securing any Loan; or (D) any Guarantor seeks, claims or otherwise attempts to limit, modify or revoke such Guarantor's guaranty of the Loan or any other loan with Lender.

RIGHT OF SETOFF. To the extent permitted by applicable law, Lender reserves a right of setoff in all Borrower's accounts with Lender (whether checking, savings, or some other account). This includes all accounts Borrower holds jointly with someone else and all accounts Borrower may open in the future. However, this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the Indebtedness against any and all such accounts.

DEFAULT. Each of the following shall constitute an event of default (an "Event of Default") under this Agreement:

Payment Default. Borrower fails to make any payment when due under the Note or otherwise under or in respect of the Loan.

Other Defaults. Borrower fails to comply with or to perform any other term, obligation, covenant, or condition contained in this Agreement, the Note, or in any of the other Related Documents or to comply with or to perform any term, obligation, covenant, or condition contained in any other agreement between Lender and Borrower.

Default in Favor of Third Parties. Should Borrower, Bank, or any other subsidiary of Borrower default under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement in favor of any other creditor or person that may materially affect any of Borrower's, Bank's, or any such subsidiary's property or Borrower's ability to repay the Indebtedness or perform its respective obligations under this Agreement, the Note, or any of the other Related Documents.

False Statements. Any warranty, representation, or statement made or furnished to Lender by Borrower or on Borrower's behalf under this Agreement or the Related Documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

Insolvency. The dissolution or termination of Borrower's, Bank's, or any other subsidiary of Borrower's existence as a going business, the insolvency of Borrower, Bank, or any other subsidiary of Borrower, the appointment of a receiver or supervisor of or for Borrower, Bank, any other subsidiary of Borrower, or any part of Borrower's, Bank's, or any other such subsidiary's property by any court or Bank Regulator, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy, insolvency, or financial institution regulatory or supervisory laws by or against Borrower, Bank, or any other such subsidiary.

Defective Collateralization. This Agreement or any of the Related Documents ceases to be in full force and effect (including failure of any collateral document to create a valid and perfected security interest or lien) at any time and for any reason.

Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower or by any governmental agency against any Collateral. This includes a garnishment of any of Borrower's accounts, including deposit accounts, with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Borrower as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Borrower gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

Events Affecting Guarantor. Any of the preceding events occurs with respect to any Guarantor of any of the Indebtedness or any Guarantor dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any Guaranty of the Indebtedness. In the event of a death, Lender, at its option, may, but shall not be required to, permit the Guarantor's estate to assume unconditionally the obligations arising under the guaranty in a manner satisfactory to Lender, and, in doing so, cure any Event of Default.

Change in Ownership. Upon a change of control of Borrower (defined as a change in ownership, in the aggregate, of 51% or more), the Loan shall become immediately due and payable. Lender would consider not calling the Loan if, after a full evaluation of the new owner, Lender deems at its sole discretion that the Borrower continues to meet Lender's underwriting criteria.

Adverse Change. A material adverse change occurs in Borrower's, or any other subsidiary of Borrower's financial condition.

Insecurity. Lender in good faith believes itself insecure.

Right to Cure. If any default, other than a payment default on Indebtedness, is curable and if Borrower or Grantor, as the case may be, has not been given a notice of a similar default within the preceding twelve (12) months, such default may be cured if Borrower or Grantor, as the case may be, after receiving written notice from Lender demanding cure of such default (1) cures such default within thirty (30) days; or (2) if the cure of such default requires more than thirty (30) days, immediately initiates steps that Lender deems in Lender's sole discretion to be sufficient to cure such default and thereafter diligently continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

EFFECT OF AN EVENT OF DEFAULT. If any Event of Default shall occur, except where otherwise provided in this Agreement or the Related Documents, all commitments and obligations of Lender under this Agreement or the Related Documents or any other agreement immediately will terminate (including any obligation to make further Advances or Loan disbursements), and, at Lender's option, all Indebtedness immediately will become due and payable, all without notice of any kind to Borrower, except that in the case of an Event of Default of the type described in the

"Insolvency" subsection above, such acceleration shall be automatic and not optional. In addition, Lender shall have all the rights and remedies provided in the Related Documents or available at law, in equity, or otherwise. Except as may be prohibited by applicable law, all of Lender's rights and remedies shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Borrower or of any Grantor shall not affect Lender's right to declare a default and to exercise its rights and remedies.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Agreement:

Amendments. This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement. No alteration of or amendment to this Agreement, the Note, or any other Related Document shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

Arbitration. Borrower and Lender agree that all disputes, claims and controversies between them whether individual, joint, or class in nature, arising from this Agreement, the Note, the other Related Documents, or otherwise, including contract and tort disputes, shall be arbitrated pursuant to the Rules of the American Arbitration Association in effect at the time the claim is filed, upon request of either party. No act to take or dispose of any Collateral shall constitute a waiver of this arbitration agreement or be prohibited by this arbitration agreement. This includes obtaining injunctive relief or a temporary restraining order; invoking a power of sale under any deed of trust or mortgage; obtaining a writ of attachment or imposition of a receiver; or exercising any rights relating to personal property, including taking or disposing of such property with or without judicial process pursuant to Article (or Division) 9 of the Uniform Commercial Code. Any disputes, claims, or controversies concerning the lawfulness or reasonableness of any act, or exercise of any right, concerning any Collateral, including any claim to rescind, reform, or otherwise modify any agreement relating to the Collateral, shall also be arbitrated, provided however that no arbitrator shall have the right or the power to enjoin or restrain any act of any party. Borrower and Lender agree that in the event of an action for judicial foreclosure pursuant to California Code of Civil Procedure Section 726, or any similar provision in any other state, the commencement of such an action will not constitute a waiver of the right to arbitrate and the court shall refer to arbitration as much of such action, including counterclaims, as lawfully may be referred to arbitration. Judgment upon any award rendered by any arbitrator may be entered in any court having jurisdiction. Nothing in this Agreement shall preclude any party from seeking equitable relief from a court of competent jurisdiction. The statute of limitations, estoppel, waiver, laches, and similar doctrines which would otherwise be applicable in an action brought by a party shall be applicable in any arbitration proceeding, and the commencement of an arbitration proceeding shall be deemed the commencement of an action for these purposes. The Federal Arbitration Act shall apply to the construction, interpretation, and enforcement of this arbitration provision.

Attorneys' Fees; Expenses. Borrower agrees to pay upon demand all of Lender's costs and expenses, including Lender's attorneys' fees and Lender's legal expenses, incurred in connection with the enforcement of this Agreement. Lender may hire or pay someone else to help enforce this Agreement, and Borrower shall pay the costs and expenses of such enforcement. Costs and expenses include Lender's attorneys' fees and legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Borrower also shall pay all court costs and such additional fees as may be directed by the court.

Time is of the Essence. Time is of the essence in the performance of this Agreement, the Note, and every other Related Document.

DEFINITIONS. The following capitalized words and terms shall have the following meanings when used in this Agreement. Unless specifically stated to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America. Words and terms used in the singular shall include the plural, and the plural shall include the singular, as the context may require. "Including" and the like are not limiting; and "or" is not exclusive. Words and terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code. Accounting words and terms not otherwise defined in this Agreement shall have the meanings assigned to them in accordance with GAAP as in effect on the date of this Agreement:

Advance. The word "Advance" means a disbursement of Loan funds made, or to be made, to Borrower or on Borrower's behalf on a line of credit or multiple advance basis under the terms and conditions of this Agreement.

Agreement. The word "Agreement" means this Business Loan Agreement, as this Business Loan Agreement may be amended or modified from time to time, together with all exhibits and schedules attached to this Business Loan Agreement from time to time.

Bank. The word "Bank" means Tamalpais Bank, a California corporation, a wholly owned subsidiary of Borrower.

Bank Regulator. The words "Bank Regulator" mean the FRB, the FDIC, the DFI, or any other governmental or quasi-governmental authority having regulatory or supervisory authority over banks or bank holding companies.

Bank Rules. The words "Bank Rules" mean the Rules and Regulations of the Federal Financial Institutions Examination Council.

Borrower. The word "Borrower" means Epic Bancorp, Inc., a California corporation, and includes all co-signers and co-makers signing the Note and all their respective successors and assigns.

Call Report. The words "Call Report" mean a quarterly Report of Condition and Income filed by a Bank with the FDIC.

Capital Value. The words "Capital Value" mean, as to each Bank, as of the end of each Fiscal Quarter, such Bank's "Tier-1 Capital" as reflected in its Call Report for such Fiscal Quarter in accordance with the Bank Rules and any other applicable rules and regulations of the FRB.

Collateral. The word "Collateral" means all property and assets granted as collateral security for a Loan, whether real or personal property, whether granted directly or indirectly, whether granted now or in the future, and whether granted in the form of a security interest, mortgage, collateral mortgage, deed of trust, assignment, pledge, crop pledge, chattel mortgage, collateral chattel mortgage, chattel trust, factor's lien, equipment trust, conditional sale, trust receipt, lien, charge, lien or title retention contract, lease or consignment intended as a security device, or any other security or lien interest whatsoever, whether created by law, contract, or otherwise.

DFI. The initials "DFI" mean the California Department of Financial Institutions.

Event of Default. The words "Event of Default" mean any of the events of default set forth in the "Default" section above.

FDIC. The initials "FDIC" mean the Federal Deposit Insurance Corporation.

FRB. The initials "FRB" mean the Board of Governors of the Federal Reserve System.

Fiscal Quarter. The words "Fiscal Quarter" mean a quarterly accounting period ending March 31, June 30, September 30, or December 31 of a calendar year,

GAAP. The initials "GAAP" mean generally accepted accounting principles.

Grantor. The word "Grantor" means each and all of the persons or entities granting a Security Interest in any Collateral for the Loan, including all Borrowers granting such a Security Interest.

Guarantor. The word "Guarantor" means any guarantor, surety, or accommodation party of any or all of the Loan.

Guaranty. The word "Guaranty" means the guaranty from Guarantor to Lender, including without limitation a guaranty of all or part of the Note.

Hazardous Substances. The words "Hazardous Substances" mean materials that, because of their quantity, concentration or physical, chemical or infectious characteristics, may cause or pose a present or potential hazard to human health or the environment when improperly used, treated, stored, disposed of, generated, manufactured, transported or otherwise handled. The words "Hazardous Substances" are used in their very broadest sense and include without limitation any and all hazardous or toxic substances, materials or waste as defined by or listed under the Environmental Laws. The term "Hazardous Substances" also includes, without limitation, petroleum and petroleum by-products or any fraction thereof and asbestos.

Indebtedness. The word "Indebtedness" means the indebtedness evidenced by the Note or the other Related Documents, including all principal and interest together with all other indebtedness and costs and expenses for which Borrower is responsible under this Agreement or under any of the Related Documents.

Lender. The word "Lender" means PACIFIC COAST BANKERS' BANK, its successors and assigns.

Loan. The word "Loan" means any and all loans and financial accommodations from Lender to Borrower whether now or hereafter existing, and however evidenced, including those loans and financial accommodations described herein or described on any exhibit or schedule attached to this Agreement from time to time.

Net Income after Taxes. The words "Net Income after Taxes" mean, as to Bank, as of the end of each Fiscal Quarter, such Bank's "Net Income after Taxes" as reflected in its Call Report for such Fiscal Quarter in accordance with the Bank Rules and any other applicable rules and regulations of the FRB.

Note. The word "Note" means the Note executed by Borrower in the principal amount of $5,000,000.00 dated March 28, 2008, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of, and substitutions for such note.

Permitted Liens. The words "Permitted Liens" mean (1) liens and security interests securing Indebtedness owed by Borrower to Lender; (2) liens for taxes, assessments, or similar charges either not yet due or being contested in good faith; (3) liens of materialmen, mechanics, warehousemen, or carriers, or other like liens arising in the ordinary course of business and securing obligations which are not yet delinquent; (4) purchase money liens or purchase money security interests upon or in any property acquired or held by Borrower in the ordinary course of business to secure indebtedness outstanding on the date of this Agreement or permitted to be incurred under the paragraph of this Agreement titled "Indebtedness and Liens"; (5) liens and security interests which, as of the date of this Agreement, have been disclosed to and approved by the Lender in writing; and (6) those liens and security interests which in the aggregate constitute an immaterial and insignificant monetary amount with respect to the net value of Borrower's assets.

Related Documents. The words "Related Documents" mean all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Loan.

Risk Based Capital. The words "Risk Based Capital" mean, as to Bank, as of the end of each Fiscal Quarter, such Bank's "Risk-Based Capital" as reflected in its Call Report for such Fiscal Quarter in accordance with the Bank Rules and any other applicable rules and regulations of the FRB.

Security Agreement. The words "Security Agreement" mean and include without limitation any agreements, promises, covenants, arrangements, understandings or other agreements, whether created by law, contract, or otherwise, evidencing, governing, representing, or creating a Security Interest.

Security Interest. The words "Security Interest" mean, without limitation, any and all types of collateral security, present and future, whether in the form of a lien, charge, encumbrance, mortgage, deed of trust, security deed, assignment, pledge, crop pledge, chattel mortgage, collateral chattel mortgage, chattel trust, factor's lien, equipment trust, conditional sale, trust receipt, lien or title retention contract, lease or consignment intended as a security device, or any other security or lien interest whatsoever whether created by law, contract, or otherwise.

BORROWER ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS BUSINESS LOAN AGREEMENT AND BORROWER AGREES TO ITS TERMS. THIS BUSINESS LOAN AGREEMENT IS DATED MARCH 28, 2008.

BORROWER:

Epic Bancorp, Inc.

By: ______________________________
Mark Garwood, President & CEO of Epic Bancorp, Inc.

By: ______________________________
Michael Moulton, Chief Financial Officer of Epic Bancorp, Inc.

LENDER:

PACIFIC COAST BANKERS' BANK

By: ______________________________
Authorized Signer

LASER PRO Lending, Ver. 5.38.10.001 Copr. Harland Financial Solutions, Inc. 1997, 2008. All Rights Reserved. - CA F:\HARLAND\CFI\LPL\C40.FC TR-410 (M)

COMMERCIAL PLEDGE AGREEMENT

[redacted]

References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "***" has been omitted due to text length limitations.

Borrower:	Epic Bancorp, Inc. 630 Las Gallinas Ave., San Rafael CA 94903	**Lender:**	PACIFIC COAST BANKERS' BANK 340 Pine Street, Suite 401 San Francisco, CA 94104

THIS COMMERCIAL PLEDGE AGREEMENT (this "Agreement") dated March 28, 2008, is made and executed by Epic Bancorp, Inc., a California corporation ("Grantor"), to and in favor of PACIFIC COAST BANKERS' BANK ("Lender").

GRANT OF SECURITY INTEREST. For valuable consideration, Grantor grants to Lender a security interest in the Collateral to secure the Indebtedness and agrees that Lender shall have the rights stated in this Agreement with respect to the Collateral, in addition to all other rights that Lender may have by law.

COLLATERAL DESCRIPTION. The word "Collateral" as used in this Agreement means all of Grantor's right, title, and interest in and to the following described property, whether existing now or later existing and whether tangible or intangible in character:

(A) 100% of the capital stock of Tamalpais Bank (collectively, the "Bank Stock").

(B) All records relating to any of the property described in this "Collateral" section, whether in the form of a writing, microfilm, microfiche, or electronic media.

(C) All Income and Proceeds from any of the property described in this "Collateral" section.

REPRESENTATIONS AND WARRANTIES WITH RESPECT TO THE COLLATERAL. Grantor represents and warrants to Lender that:

Ownership. Grantor is the lawful owner of the Collateral free and clear of all security interests, liens, encumbrances, and claims of others except as disclosed to and accepted by Lender in writing prior to execution of this Agreement.

Authority; Right to Pledge. Grantor has the full right, power, and authority to enter into this Agreement and to pledge and grant a security interest in the Collateral to Lender.

Binding Effect. This Agreement is binding upon Grantor as well as Grantor's successors and assigns, and is legally enforceable in accordance with its terms. The foregoing representations and warranties, and all other representations and warranties contained in this Agreement are and shall be continuing in nature and shall remain in full force and effect until such time as this Agreement is terminated or cancelled as provided herein.

No Further Assignment. Grantor has not, and shall not, sell, assign, transfer, encumber, or otherwise dispose of any of Grantor's rights in the Collateral except as expressly provided in this Agreement or in the Loan Agreement.

No Defaults. There are no defaults existing under the Collateral, and there are no offsets or counterclaims to the same. Grantor will strictly and promptly perform each of the terms, conditions, covenants, and agreements, if any, contained in the Collateral that are to be performed by Grantor.

No Violation. The execution and delivery of this Agreement will not violate any law, regulation, or agreement governing Grantor or Bank or to which Grantor or Bank is a party, and neither Grantor's nor Bank's certificate or articles of incorporation and bylaws prohibit any term or condition of this Agreement.

Financing Statements. Grantor authorizes Lender to file a UCC financing statement or, alternatively, a copy of this Agreement to perfect Lender's security interest in the Collateral. At Lender's request, Grantor additionally agrees to sign all other documents that are necessary or desirable in Lender's sole discretion to perfect, protect, and continue Lender's security interest in the Collateral. Grantor will pay all filing fees, title transfer fees, and other fees and costs involved unless prohibited by law or unless Lender is required by law to pay such fees and costs. Grantor irrevocably appoints Lender to execute documents necessary to transfer title if there is a default. If Grantor changes Grantor's name or address, or the name or address of any person granting a security interest under this Agreement changes, Grantor will promptly notify the Lender of such change.

LENDER'S RIGHTS AND OBLIGATIONS WITH RESPECT TO THE COLLATERAL. Lender may hold the Collateral until all Indebtedness has been paid and satisfied. Thereafter Lender may deliver the Collateral to Grantor or to any other owner of the Collateral. Lender shall have the following rights in addition to all other rights Lender may have by law:

Maintenance and Protection of Collateral. Lender may, but shall not be obligated to, take such steps as it deems necessary or desirable to protect, maintain, insure, store, or care for the Collateral, including paying of any liens or claims against the Collateral. This may include such things as hiring other people, such as attorneys, appraisers or other experts. Lender may charge Grantor for any cost incurred in so doing.

Income and Proceeds from the Collateral. Lender may receive all Income and Proceeds and add it to the Collateral; provided, however, that so long as no Event of Default exists, or, with the passage of time or the giving of notice, would exist, Grantor may receive and retain dividends paid on the Bank Stock as and to the extent necessary to enable Grantor (1) to make payments of interest and principal under the Note; and (2) to make payments of reasonable management fees for Grantor to Grantor's managers on the same general terms as the same are being paid as of the date hereof. Except as expressly permitted by the preceding sentence, Grantor will to deliver to Lender immediately upon receipt, in the exact form received and without commingling with other property, all Income and Proceeds from the Collateral that may be received by, paid, or delivered to Grantor or for Grantor's account, whether as an addition to, in discharge of, in substitution of, or in exchange for any of the Collateral.

Application of Cash. Except as expressly permitted under clause (2) of the "Income and Proceeds from the Collateral" subsection above, at Lender's option, Lender may apply any cash, whether included in the Collateral or received as Income and Proceeds or through liquidation, sale, or retirement, of the Collateral, to the satisfaction of the Indebtedness or such portion thereof as Lender shall choose, whether or not matured.

Transactions with Others. Lender may (1) extend time for payment or other performance, (2) grant a renewal or change in terms or conditions, or (3) compromise, compound or release any obligation, with any one or more Obligors, endorsers, or Guarantors of the Indebtedness as Lender

deems advisable, without obtaining the prior written consent of Grantor, and no such act or failure to act shall affect Lender's rights against Grantor or the Collateral.

All Collateral Secures Indebtedness. All Collateral shall be security for the Indebtedness, whether the Collateral is located at one or more offices or branches of Lender. This will be the case whether or not the office or branch where Grantor obtained Grantor's loan knows about the Collateral or relies upon the Collateral as security.

Collection of Collateral. Lender at Lender's option may, but need not, collect the Income and Proceeds directly from the Obligors. Grantor authorizes and directs the Obligors, if Lender decides to collect the Income and Proceeds, to pay and deliver to Lender all Income and Proceeds from the Collateral and to accept Lender's receipt for the payments.

Power of Attorney. Grantor irrevocably appoints Lender as Grantor's attorney-in-fact, with full power of substitution, (1) to demand, collect, receive, receipt for, sue and recover all Income and Proceeds and other sums of money and other property which may now or hereafter become due, owing or payable from the Obligors in accordance with the terms of the Collateral; (2) to execute, sign and endorse any and all instruments, receipts, checks, drafts and warrants issued in payment for the Collateral; (3) to settle or compromise any and all claims arising under the Collateral, and in the place and stead of Grantor, execute and deliver Grantor's release and acquittance for Grantor; (4) to file any claim or claims or to take any action or institute or take part in any proceedings, either in Lender's own name or in the name of Grantor, or otherwise, which in the discretion of Lender may seem to be necessary or advisable; and (5) to execute in Grantor's name and to deliver to the Obligors on Grantor's behalf, at the time and in the manner specified by the Collateral, any necessary instruments or documents.

Perfection of Security Interest. Upon Lender's request, Grantor will deliver to Lender any and all of the documents evidencing or constituting the Collateral. When applicable law provides more than one method of perfection of Lender's security interest, Lender may choose the method(s) to be used. Upon Lender's request, Grantor will sign and deliver any writings necessary to perfect Lender's security interest. If any of the Collateral consists of securities or other investment property for which no certificate has been issued, Grantor agrees, at Lender's option, either to request issuance of an appropriate certificate or to execute appropriate instructions on Lender's forms instructing the issuer, transfer agent, mutual fund company, or broker, as the case may be, to record on its books or records, by book-entry or otherwise, Lender's security interest in the Collateral. Grantor hereby appoints Lender as Grantor's irrevocable attorney-in-fact for the purpose of executing any documents necessary to perfect, amend, or to continue the security interest granted in this Agreement or to demand termination of filings of other secured parties. Grantor also will execute any additional documents, including a control agreement or blank stock or bond powers, necessary to perfect Lender's security interest, as Lender may desire.

LENDER'S EXPENDITURES. If any action or proceeding is commenced that would materially affect Lender's interest in the Collateral or if Borrower fails to comply with any provision of this Agreement or any Related Documents, including Borrower's failure to discharge or pay when due any amounts Borrower is required to discharge or pay under this Agreement or any Related Documents, Lender on Borrower's behalf may (but shall not be obligated to) take any action that Lender deems appropriate, including discharging or paying all taxes, liens, security interests, encumbrances and other claims, at any time levied or placed on any Collateral and paying all costs for insuring, maintaining and preserving any Collateral. All such expenditures incurred or paid by Lender for such purposes will then bear interest at the rate charged under the Note from the date incurred or paid by Lender to the date of repayment by Borrower. All such expenses will become a part of the Indebtedness and, at Lender's option, will (A) be payable on demand; (B) be added to the balance of the Note and be apportioned among and be payable with any installment payments to become due during either (1) the term of any applicable insurance policy; or (2) the remaining term of the Note; or (C) be treated as a balloon payment that will be due and payable at the Note's maturity.

LIMITATIONS ON OBLIGATIONS OF LENDER. Lender shall use ordinary reasonable care in the physical preservation and custody of the Collateral in Lender's possession, but shall have no other obligation to protect the Collateral or its value. In particular, but without limitation, Lender shall have no responsibility for (A) any depreciation in value of the Collateral or for the collection or protection of any Income and Proceeds from the Collateral; (B) preservation of rights against parties to the Collateral or against third persons; (C) ascertaining any maturities, calls, conversions, exchanges, offers, tenders, or similar matters relating to any of the Collateral; or (D) informing Grantor about any of the above, whether or not Lender has or is deemed to have knowledge of such matters. Except as provided above, Lender shall have no liability for depreciation or deterioration of the Collateral.

DEFAULT. Each of the following shall constitute an event of default (an "Event of Default") under this Agreement:

Payment Default. Grantor fails to make any payment when due under the Indebtedness.

Other Defaults. Grantor fails to comply with or to perform, or defaults under or breaches, any other term, obligation, covenant, or condition contained in this Agreement, in the Loan Agreement, or in any of the other Related Documents, or fails to comply with or to perform, or defaults under or breaches, any term, obligation, covenant or condition contained in any other agreement between Lender and Grantor.

Cure Provisions. If any default, other than a default in payment, is curable and if Grantor has not been given a notice of a similar default within the preceding twelve (12) months, such default may be cured if Grantor, after receiving written notice from Lender demanding cure of such default (1) cures such default within thirty (30) days; or (2) if the cure of such default requires more than thirty (30) days, immediately initiates steps that Lender deems in Lender's sole discretion to be sufficient to cure such default and thereafter diligently continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

RIGHTS AND REMEDIES ON DEFAULT. If an Event of Default, at any time thereafter, Lender may exercise any one or more of the following rights and remedies:

Accelerate Indebtedness. Declare all Indebtedness, including any prepayment penalty which Grantor would be required to pay, immediately due and payable, without notice of any kind to Grantor.

Collect the Collateral. Collect any of the Collateral and, at Lender's option and to the extent permitted by applicable law, retain possession of the Collateral while suing on the Indebtedness.

Sell the Collateral. Sell the Collateral, at Lender's discretion, as a unit or in parcels, at one or more public or private sales. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, Lender shall give or mail to Grantor, and other persons as required by law, notice at least ten (10) days in advance of the time and place of any public sale, or of the time after which any private sale may be made. However, no notice need be provided to any person who, after an Event of Default occurs, enters into and authenticates an agreement waiving that person's right to notification of sale. Grantor agrees that any requirement of reasonable notice as to Grantor is satisfied if Lender mails notice by ordinary mail addressed to Grantor at the last address Grantor has given Lender in writing. If a public

sale is held, there shall be sufficient compliance with all requirements of notice to the public by a single publication in any newspaper of general circulation in the county where the Collateral is located, setting forth the time and place of sale and a brief description of the property to be sold. Lender may be a purchaser at any public sale.

Sell Securities. Sell any securities included in the Collateral in a manner consistent with applicable federal and state securities laws. If, because of restrictions under such laws, Lender is unable, or believes Lender is unable, to sell the securities in an open market transaction, Grantor agrees that Lender will have no obligation to delay sale until the securities can be registered. Then Lender may make a private sale to one or more persons or to a restricted group of persons, even though such sale may result in a price that is less favorable than might be obtained in an open market transaction. Such a sale will be considered commercially reasonable. If any securities held as Collateral are "restricted securities" as defined in the Rules of the Securities and Exchange Commission (such as Regulation D or Rule 144) or the rules of state securities departments under state "Blue Sky" laws, or if Grantor or any other owner of the Collateral is an affiliate of the issuer of the securities, Grantor agrees that neither Grantor, nor any member of Grantor's family, nor any other person signing this Agreement will sell or dispose of any securities of such issuer without obtaining Lender's prior written consent.

Rights and Remedies with Respect to Investment Property, Financial Assets and Related Collateral. In addition to other rights and remedies granted under this Agreement and under applicable law, Lender may exercise any or all of the following rights and remedies: (1) register with any issuer or broker or other securities intermediary any of the Collateral consisting of investment property or financial assets (collectively herein, "investment property") in Lender's sole name or in the name of Lender's broker, agent or nominee; (2) cause any issuer, broker or other securities intermediary to deliver to Lender any of the Collateral consisting of securities, or investment property capable of being delivered; (3) enter into a control agreement or power of attorney with any issuer or securities intermediary with respect to any Collateral consisting of investment property, on such terms as Lender may deem appropriate, in its sole discretion, including without limitation, an agreement granting to Lender any of the rights provided hereunder without further notice to or consent by Grantor; (4) execute any such control agreement on Grantor's behalf and in Grantor's name, and hereby irrevocably appoints Lender as agent and attorney-in-fact, coupled with an interest, for the purpose of executing such control agreement on Grantor's behalf; (5) exercise any and all rights of Lender under any such control agreement or power of attorney; (6) exercise any voting, conversion, registration, purchase, option, or other rights with respect to any Collateral; (7) collect, with or without legal action, and issue receipts concerning any notes, checks, drafts, remittances or distributions that are paid or payable with respect to any Collateral consisting of investment property. Any control agreement entered with respect to any investment property shall contain the following provisions, at Lender's discretion. Lender shall be authorized to instruct the issuer, broker or other securities intermediary to take or to refrain from taking such actions with respect to the investment property as Lender may instruct, without further notice to or consent by Grantor. Such actions may include without limitation the issuance of entitlement orders, account instructions, general trading or buy or sell orders, transfer and redemption orders, and stop loss orders. Lender shall be further entitled to instruct the issuer, broker or securities intermediary to sell or to liquidate any investment property, or to pay the cash surrender or account termination value with respect to any and all investment property, and to deliver all such payments and liquidation proceeds to Lender. Any such control agreement shall contain such authorizations as are necessary to place Lender in "control" of such investment collateral, as contemplated under the provisions of the Uniform Commercial Code, and shall fully authorize Lender to issue "entitlement orders" concerning the transfer, redemption, liquidation or disposition of investment collateral, in conformance with the provisions of the Uniform Commercial Code.

Foreclosure. Maintain a judicial suit for foreclosure and sale of the Collateral.

Transfer Title. Effect transfer of title upon sale of all or part of the Collateral. For this purpose, Grantor irrevocably appoints Lender as Grantor's attorney-in-fact to execute endorsements, assignments and instruments in the name of Grantor and each of them (if more than one) as shall be necessary or reasonable.

Other Rights and Remedies. Have and exercise any or all of the rights and remedies of a secured creditor under the provisions of the Uniform Commercial Code, at law, in equity, or otherwise.

Application of Proceeds. Apply any cash which is part of the Collateral, or which is received from the collection or sale of the Collateral, to reimbursement of any expenses, including any costs for registration of securities, commissions incurred in connection with a sale, attorneys' fees and court costs, whether or not there is a lawsuit and including any fees on appeal, incurred by Lender in connection with the collection and sale of such Collateral and to the payment of the Indebtedness of Grantor to Lender, with any excess funds to be paid to Grantor as the interests of Grantor may appear. Grantor agrees, to the extent permitted by law, to pay any deficiency after application of the proceeds of the Collateral to the Indebtedness.

Election of Remedies. Except as may be prohibited by applicable law, all of Lender's rights and remedies, whether evidenced by this Agreement, the Related Documents, or by any other writing, shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Grantor under this Agreement, after Grantor's failure to perform, shall not affect Lender's right to declare a default and exercise its remedies.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Agreement:

Applicability of Certain Provisions of Loan Agreement. Various provisions of the Loan Agreement apply to and govern this Agreement, including the "Right of Setoff", "Amendments", "Arbitration", "Attorneys' Fees and Lender's Expenses", "Governing Law", "Choice of Venue", "No Waiver by Lender", "Notices", "Severability", "Successors and Assigns", and "Time Is of the Essence" sections or subsections thereof, all as more specifically set forth therein.

Preference Payments. Any monies Lender pays because of an asserted preference claim in Grantor's bankruptcy will become a part of the Indebtedness and, at Lender's option, shall be payable by Grantor as provided in this Agreement.

Waiver of Co-Obligor's Rights. If more than one person is obligated for the Indebtedness, Grantor irrevocably waives, disclaims and relinquishes all claims against such other person which Grantor has or would otherwise have by virtue of payment of the Indebtedness or any part thereof, specifically including but not limited to all rights of indemnity, contribution or exoneration.

DEFINITIONS. The following capitalized words and terms shall have the following meanings when used in this Agreement. Unless specifically stated to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America. Words and terms used in the singular shall include the plural, and the plural shall include the singular, as the context may require. "Including" and the like are not limiting; and "or" is not exclusive. Words and terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code:

Agreement. The word "Agreement" means this Commercial Pledge Agreement, as this Commercial Pledge Agreement may be amended or modified from time to time, together with all exhibits and schedules attached to this Commercial Pledge Agreement from time to time.

Bank. The word "Bank" means Tamalpais Bank, a California corporation, a wholly owned subsidiary of Borrower.

Borrower. The word "Borrower" means Epic Bancorp, Inc., a California corporation, and includes all co-signers and co-makers signing the Note and all their successors and assigns.

Collateral. The word "Collateral" means all of Grantor's right, title and interest in and to all the Collateral as described in the "Collateral Description" section above.

Event of Default. The words "Event of Default" mean any of the events of default set forth in the "Default" section above.

Grantor. The word "Grantor" means Borrower.

Guaranty. The word "Guaranty" means the guaranty from a guarantor, endorser, surety, or accommodation party to Lender, including a guaranty of all or part of the Note.

Income and Proceeds. The words "Income and Proceeds" mean all present and future income, proceeds, earnings, increases, and substitutions from or for the Collateral of every kind and nature, including without limitation all payments, interest, profits, distributions, benefits, rights, options, warrants, dividends, stock dividends, stock splits, stock rights, regulatory dividends, subscriptions, monies, claims for money due and to become due, proceeds of any insurance on the Collateral, shares of stock of different par value or no par value issued in substitution or exchange for shares included in the Collateral, and all other property Grantor is entitled to receive on account of such Collateral, including accounts, documents, instruments, chattel paper, and general intangibles.

Indebtedness. The word "Indebtedness" means the indebtedness evidenced by the Note or Related Documents, including all principal and interest together with all other indebtedness and costs and expenses for which Grantor is responsible under this Agreement or under any of the Related Documents.

Lender. The word "Lender" means PACIFIC COAST BANKERS' BANK, its successors and assigns.

Loan Agreement. The words "Loan Agreement" mean the certain Business Loan Agreement of even date herewith made by Borrower and Lender, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of, and substitutions for such loan agreement.

Note. The word "Note" means the Note executed by Borrower of even date herewith in the principal amount of $5,000,000.00 to the order of Lender, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of, and substitutions for such note.

Obligor. The word "Obligor" means without limitation any and all persons obligated to pay money or to perform some other act under the Collateral.

Related Documents. The words "Related Documents" mean all promissory notes, credit agreements, loan agreements, environmental agreements, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.

GRANTOR:

Epic Bancorp, Inc.

By: ______________________________
Mark Garwood, President & CEO of Epic Bancorp, Inc.

By: ______________________________
Michael Moulton, Chief Financial Officer of Epic Bancorp, Inc.

LASER PRO Lending, Ver. 5.38.10.001 Copr. Harland Financial Solutions, Inc. 1997, 2008. All Rights Reserved. - CA F:\HARLAND\CFI\LPL\E60.FC TR-610 (M)

IRREVOCABLE STOCK OR BOND POWER

FOR VALUE RECEIVED, the undersigned hereby sell, assign and transfer to ______________________________

____

Please insert Social Security or Taxpayer I.D. Number [   ]

FOR STOCKS, COMPLETE THIS PORTION: __________ share(s) of the __________ stock of ______________________ ____________________________________ represented by Certificate No. __________ ______________, standing in the name of the undersigned on the books of the Company.

FOR BONDS, COMPLETE THIS PORTION: ______________ bond(s) of ______________________________ in the principal amount of $______________, No.______________________________, standing in the name of the undersigned on the books of said Company.

The undersigned hereby irrevocably constitute and appoint ______________________________ attorney to transfer the above stock or bond, as the case may be, on the books of said Company, with full power of substitution in the premises.

Dated ____________________

SIGNATURE(S):

EPIC BANCORP, INC.

By: ______________________________	**By:** ______________________________
Mark Garwood, President & CEO of Epic Bancorp, Inc.	**Michael Moulton, Chief Financial Officer of Epic Bancorp, Inc.**

IMPORTANT - READ CAREFULLY

The signature(s) must correspond with the name(s) as written upon the face of the certificate or bond in every particular without alteration or enlargement or any change whatever, and must be guaranteed by a bank or registered securities dealer.

SIGNATURE(S) GUARANTEED BY:

LASER PRO Lending, Ver. 5.36.10.001 Copr. Harland Financial Solutions, Inc. 1997, 2008. All Rights Reserved. - CA F:\HARLAND\CFI\LPL\E90.FC TR-809

Number: 843

COLLATERAL RECEIPT

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$5,000,000.00	03-28-2008	03-28-2018	7004405	Stock		***	

References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
Any item above containing "*****" has been omitted due to text length limitations.

Grantor: Epic Bancorp, Inc.
630 Las Gallinas Ave.,
San Rafael, CA 94903

Lender: PACIFIC COAST BANKERS' BANK
340 PINE STREET, SUITE 401
SAN FRANCISCO, CA 94104

Description of Collateral	Custody Control Signatures	Date Released
100% Shares of Tamalpais Bank Stock		

Initial Delivery Acknowledgments:

Grantor: ______________________
(Grantor's Signature)

PACIFIC COAST BANKERS' BANK
By: ______________________
(Authorized Officer)

Return Receipt Acknowledgment:

Grantor acknowledges the receipt of all collateral, including all unmatured coupons, if any.

X ______________________
(Grantor's Signature)

Instructions for Returning Collateral and Disposition of Coupons: ______________________

LASER PRO Lending, Ver. 5.38.10.001 Copr. Harland Financial Solutions, Inc. 1997, 2008. All Rights Reserved. - CA F:\HARLAND\CFN\LPL\G60.FC TR-809

DISBURSEMENT REQUEST AND AUTHORIZATION

[redacted]

References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
Any item above containing "***" has been omitted due to text length limitations.

Borrower:	**Epic Bancorp, Inc.** **630 Las Gallinas Ave.,** **San Rafael CA 94903**	**Lender:**	**PACIFIC COAST BANKERS' BANK** **340 Pine Street, Suite 401** **San Francisco, CA 94104**

LOAN TYPE. This is a Variable Rate Nondisclosable Draw Down Line of Credit Loan/Term Loan to a Corporation for $5,000,000.00 due on March 28, 2018. The reference rate Three-month LIBOR is published in the Western Edition of the Wall Street Journal plus margin of 2.750% adjusting each Quarter.

PRIMARY PURPOSE OF LOAN. The primary purpose of this loan is for:

Personal, Family, or Household Purposes or Personal Investment.

X **Business (Including Real Estate Investment).**

SPECIFIC PURPOSE. The specific purpose of this loan is: Downstream as capital to Tamalpais Bank to support loan growth.

DISBURSEMENT INSTRUCTIONS. Borrower understands that no loan proceeds will be disbursed until all of Lender's conditions for making the loan have been satisfied. Please disburse the loan proceeds of $5,000,000.00 as follows:

Undisbursed Funds:	$5,000,000.00
Note Principal:	$5,000,000.00

CHARGES PAID IN CASH. Borrower has paid or will pay in cash as agreed the following charges:

Prepaid Finance Charges Paid in Cash:	$25,000.00
$25,000.00 Loan Fee	
Total Charges Paid in Cash:	$25,000.00

FINANCIAL CONDITION. BY SIGNING THIS AUTHORIZATION, BORROWER REPRESENTS AND WARRANTS TO LENDER THAT THE INFORMATION PROVIDED ABOVE IS TRUE AND CORRECT AND THAT THERE HAS BEEN NO MATERIAL ADVERSE CHANGE IN BORROWER'S FINANCIAL CONDITION AS DISCLOSED IN BORROWER'S MOST RECENT FINANCIAL STATEMENT TO LENDER. THIS AUTHORIZATION IS DATED MARCH 28, 2008.

BORROWER:

EPIC BANCORP, INC.

By: ______________________________
Mark Garwood, President & CEO of Epic Bancorp, Inc.

By: ______________________________
Michael Moulton, Chief Financial Officer of Epic Bancorp, Inc.

LASER PRO Lending, Ver. 5.38.10.001 Copr. Harland Financial Solutions, Inc. 1997, 2008. All Rights Reserved. - CA F:\HARLAND\CFI\LPL\D20.FC TR-609 (M)

NOTICE OF FINAL AGREEMENT

[redacted]

References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
Any item above containing "***" has been omitted due to text length limitations.

Borrower: Epic Bancorp, Inc.
630 Las Gallinas Ave.,
San Rafael CA 94903

Lender: PACIFIC COAST BANKERS' BANK
340 Pine Street, Suite 401
San Francisco, CA 94104

BY SIGNING THIS DOCUMENT EACH PARTY REPRESENTS AND AGREES THAT: (A) THE WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES, (B) THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES, AND (C) THE WRITTEN LOAN AGREEMENT MAY NOT BE CONTRADICTED BY EVIDENCE OF ANY PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR UNDERSTANDINGS OF THE PARTIES.

As used in this Notice, the following terms have the following meanings:

Loan. The term "Loan" means the following described loan: a Variable Rate Nondisclosable Draw Down Line of Credit Loan to a Corporation for $5,000,000.00 due on March 28, 2018. The reference rate Three-month LIBOR is published in the Western Edition of the Wall Street Journal plus margin of 2.750% adjusting each Quarter.

Loan Agreement. The term "Loan Agreement" means one or more promises, promissory notes, agreements, undertakings, security agreements, deeds of trust or other documents, or commitments, or any combination of those actions or documents, relating to the Loan, including without limitation the following:

LOAN DOCUMENTS

Corporate Resolution: Epic Bancorp, Inc.	Business Loan Agreement
Customer Information Profile: Michael Moulton	Customer Information Profile: Epic Bancorp, Inc.
Customer Information Profile: Mark Garwood	Promissory Note
CA Commercial Pledge Agreement: 100% Shares of Tamalpais Bank Stock; owned by Epic Bancorp, Inc.	Federal Reserve Form U-1: 100% Shares of Tamalpais Bank Stock
Irrevocable Stock or Bond Power: 100% Shares of Tamalpais Bank Stock	Collateral Receipt: 100% Shares of Tamalpais Bank Stock
Disbursement Request and Authorization	Notice of Final Agreement

Parties. The term "Parties" means PACIFIC COAST BANKERS' BANK and any and all entities or individuals who are obligated to repay the loan or have pledged property as security for the Loan, including without limitation the following:

Borrower: Epic Bancorp, Inc.
Grantor(s): Epic Bancorp, Inc.

Each Party who signs below, other than PACIFIC COAST BANKERS' BANK, acknowledges, represents, and warrants to PACIFIC COAST BANKERS' BANK that it has received, read and understood this Notice of Final Agreement. This Notice is dated March 28, 2008.

BORROWER:

EPIC BANCORP, INC.

By: ______________________________
Mark Garwood, President & CEO of Epic Bancorp, Inc.

By: ______________________________
Michael Moulton, Chief Financial Officer of Epic Bancorp, Inc.

LENDER:

PACIFIC COAST BANKERS' BANK

X ______________________________

Authorized Signer

LASER PRO Lending, Ver. 5.38.10.001 Copr. Harland Financial Solutions, Inc. 1997, 2008. All Rights Reserved. - CA F:\HARLAND\CFI\LPL\J21.FC TR-609 (M)

LOAN REQUEST SUMMARY

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$5,000,000.00	03-28-2008	03-28-2018	7004405	Stock		***	

References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "*****" has been omitted due to text length limitations.

Borrower: Epic Bancorp, Inc.
630 Las Gallinas Ave.,
San Rafael, CA 94903

Lender: PACIFIC COAST BANKERS' BANK
340 PINE STREET, SUITE 401
SAN FRANCISCO, CA 94104

DRAW DOWN LINE OF CREDIT
(Variable Rate)

	Financed	In Cash
AMOUNT REQUESTED:	$5,000,000.00	
PREPAID FINANCE CHARGES:		
Loan Fee		25,000.00
SECURITY INTEREST CHARGES:	0.00	
NOTE AMOUNT:	$5,000,000.00	$25,000.00

PAYMENT CALCULATION:

Interest Method:	365/360
Disbursement Date:	03-28-2008
First Int Payment Date:	06-28-2008
Due Date:	03-28-2018
Int Payment Period:	Quarterly
Variable Interest Rate:	5.356
Credit Insurance:	None

Payment Schedule. Borrower's payment schedule consists of the following: one payment of $5,000,000.00 plus accrued interest on March 28, 2018, with interest calculated on the unpaid principal balances at an interest rate based on the Three-month LIBOR as published in the Western Edition of the Wall Street Journal (currently 2.606%), plus a margin of 2.750%, resulting in an initial interest rate of 5.356%, and 39 quarterly consecutive payments, beginning June 28, 2008, with interest calculated on the unpaid principal balances at an interest rate based on the Three-month LIBOR as published in the Western Edition of the Wall Street Journal (currently 2.606%), plus a margin of 2.750%, resulting in an initial interest rate of 5.356%. Borrower's final payment of $5,033,475.00 will be due on March 28, 2018. This estimated final payment is based on the assumption that all payments will be made exactly as scheduled and that the Index does not change; the actual final payment will be for all principal and accrued interest not yet paid, together with any other unpaid amounts under the Note.

	APR	FINANCE CHARGE	AMOUNT FINANCED	TOTAL OF PAYMENTS
e	5.586%	$1,383,341.08	$4,975,000.00	$6,358,341.08

e means estimate

COLLATERAL: Possessory Collateral.

TRANSACTION NUMBER: 609

NOTICE: **This Loan Request Summary is for informational purposes only and does not obligate Lender in any way to make this loan or any other loan to Borrower. The fees and charges listed above are estimates only; and, if a loan is made, different or additional fees and charges may be imposed.**

LASER PRO Lending, Ver. 5.36.10.001 Copr. Harland Financial Solutions, Inc. 1997, 2008. All Rights Reserved. - CA F:\HARLAND\CFN\LPL\A10.FC TR-609

CUSTOMER INFORMATION PROFILE

Epic Bancorp, Inc.

CUSTOMER INFORMATION

Customer Name: Epic Bancorp, Inc.
Customer Type: Corporation
Street Address: 630 Las Gallinas Ave., San Rafael, CA 94903
Mailing Address:
Primary Phone Number:

IDENTIFICATION

Taxpayer ID: 99-9999999 ☐ Taxpayer ID Applied For

Primary ID:
- ID Number:
- Issue Date:
- Issued By:

Secondary ID:
- ID Number:
- Issue Date:
- Issued By:

ACCOUNT INFORMATION

Branch Location:
Bank Rep. Name: Chia, Winnie

Product Type	Loan Number	Opening Date
Loan Transaction	7004405	03-28-2008

RESULTS OF DOCUMENTARY VERIFICATION

☐ Customer's Identity has been verified using the above described identification documents
Verification Method:

☐ Unable to verify customer's identity
Explanation and resolution of discrepancies:

RESULTS OF NON-DOCUMENTARY VERIFICATION

Customer's Identity has been verified using the non-documentary methods described below:

☐ ChexSystems℠ Verification ☐ Logical Verification ☐ Other ____________
☐ Credit Report Obtained ☐ Fraud/Bad Check Database Checked
☐ Financial Statement ☐ Reference Check ☐ Other ____________

☐ Unable to verify customer's identity (explanation and resolution of discrepancies):

COMPARISON WITH GOVERNMENT LISTS

Does customer's name appear on any list of known or suspected terrorists or terrorist organizations issued by any Federal government agency?
☐ Yes ☐ No

VERIFICATION CONDUCTED BY ______________________ ____________
(Employee Name) (Date)

PACIFIC COAST BANKERS' BANK

LASER PRO Lending, Ver. 5.38.10.001 Copr. Harland Financial Solutions, Inc. 1997, 2008. All Rights Reserved. - CA F:\HARLAND\CFI\LPL\CIP PC TR-908

CUSTOMER INFORMATION PROFILE

Garwood, Mark

CUSTOMER INFORMATION

Customer Name: Mark Garwood
Customer Type: Individual
Street Address: c/o 630 Las Gallinas Ave., San Rafael, CA 94903
Mailing Address:
Primary Phone Number:
Employer/Occupation:

IDENTIFICATION

Taxpayer ID: 999-99-9999

☐ Taxpayer ID Applied For

Birth Date:

Primary ID:	Secondary ID:
ID Number:	ID Number:
Issue Date:	Issue Date:
Exp. Date:	Exp. Date:
Issued By:	Issued By:

ACCOUNT INFORMATION

Branch Location:
Bank Rep. Name: Chia, Winnie

Product Type	Loan Number	Opening Date
Loan Transaction	7004405	03-28-2008

RESULTS OF DOCUMENTARY VERIFICATION

☐ Customer's Identity has been verified using the above described identification documents
Verification Method:

☐ Unable to verify customer's identity
Explanation and resolution of discrepancies:

RESULTS OF NON-DOCUMENTARY VERIFICATION

Customer's Identity has been verified using the non-documentary methods described below:

☐ ChexSystems℠ Verification	☐ Logical Verification	☐ Other ______________
☐ Credit Report Obtained	☐ Fraud/Bad Check Database Checked	
☐ Financial Statement	☐ Reference Check	☐ Other ______________

☐ Unable to verify customer's identity (explanation and resolution of discrepancies):

COMPARISON WITH GOVERNMENT LISTS

Does customer's name appear on any list of known or suspected terrorists or terrorist organizations issued by any Federal government agency?

☐ Yes ☐ No

VERIFICATION CONDUCTED BY ______________________ ______________

(Employee Name) (Date)

PACIFIC COAST BANKERS' BANK

LASER PRO Lending, Ver. 5.36.10.001 Copr. Harland Financial Solutions, Inc. 1997, 2008. All Rights Reserved. - CA F:\HARLAND\CFI\LPL\CIP.FC TR-809

CUSTOMER INFORMATION PROFILE

Moulton, Michael

CUSTOMER INFORMATION

Customer Name: Michael Moulton
Customer Type: Individual
Street Address: c/o 630 Las Gallinas Ave., San Rafael, CA 94903
Mailing Address:
Primary Phone Number:
Employer/Occupation:

IDENTIFICATION

Taxpayer ID: 999-99-9999 ☐ Taxpayer ID Applied For
Birth Date:

Primary ID:	Secondary ID:
ID Number:	ID Number:
Issue Date:	Issue Date:
Exp. Date:	Exp. Date:
Issued By:	Issued By:

ACCOUNT INFORMATION

Branch Location:
Bank Rep. Name: Chia, Winnie

Product Type	Loan Number	Opening Date
Loan Transaction	7004405	03-28-2008

RESULTS OF DOCUMENTARY VERIFICATION

☐ Customer's Identity has been verified using the above described identification documents
Verification Method:

☐ Unable to verify customer's identity
Explanation and resolution of discrepancies:

RESULTS OF NON-DOCUMENTARY VERIFICATION

Customer's Identity has been verified using the non-documentary methods described below:

☐ ChexSystems℠ Verification	☐ Logical Verification	☐ Other ____________
☐ Credit Report Obtained	☐ Fraud/Bad Check Database Checked	
☐ Financial Statement	☐ Reference Check	☐ Other ____________

☐ Unable to verify customer's identity (explanation and resolution of discrepancies):

COMPARISON WITH GOVERNMENT LISTS

Does customer's name appear on any list of known or suspected terrorists or terrorist organizations issued by any Federal government agency?

☐ Yes ☐ No

VERIFICATION CONDUCTED BY ______________________ (Employee Name) ____________ (Date)

PACIFIC COAST BANKERS' BANK

LASER PRO Lending, Ver. 5.39.10.001 Copr. Harland Financial Solutions, Inc. 1997, 2008. All Rights Reserved. - CA F:\HARLAND\CFI\LPL\CIP.FC TR-809

CHANGE IN TERMS AGREEMENT

Principal	Loan Date	Maturity	Loan No	Call/Coll	Account	Officer	Initials
$5,000,000.00	03-28-2008	03-28-2018	7004405	STOCK			

References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
Any item above containing "***" has been omitted due to text length limitations.

Borrower: Epic Bancorp, Inc.
630 Las Gallinas Ave.,
San Rafael CA 94903

Lender: PACIFIC COAST BANKERS' BANK
340 Pine Street, Suite 401
San Francisco, CA 94104

Principal Amount: $5,000,000.00 **Date of Agreement: April 9, 2008**

DESCRIPTION OF EXISTING INDEBTEDNESS. The Promissory Note dated March 28, 2008 in an amount of $5,000,000.00 to be used for downstream as capital to Tamalpais Bank to support loan growth.

DESCRIPTION OF COLLATERAL. 100% of the capital stock of Tamalpais Bank.

DESCRIPTION OF CHANGE IN TERMS. To reduce the interest rate margin from 2.75% to 2.25% effective 04/14/08. All other terms and conditions will remain unchanged.

INITIAL

PROMISE TO PAY. Epic Bancorp, Inc. ("Borrower") promises to pay to PACIFIC COAST BANKERS' BANK ("Lender"), or order, in lawful money of the United States of America, the principal amount of Five Million & 00/100 Dollars ($5,000,000.00), together with interest on the unpaid principal balance from March 28, 2008, until paid in full.

PAYMENT. Subject to any payment changes resulting from changes in the Index, Borrower will pay this loan in accordance with the following payment schedule:

One (1) year Non-Revolving Line of Credit: Four (4) quarterly consecutive interest payments, beginning June 28, 2008, with interest calculated on the unpaid principal balances at an interest rate based on the Three-month LIBOR as published in the Western Edition of the Wall Street Journal (to be set upon funding), plus a margin of 2.250 percentage points over the Index;

Nine (9) years Term Loan: Thirty-five (35) quarterly consecutive equal principal payments plus accrued interest payments in the estimated amount due under this Note, beginning June 28, 2009, with interest calculated on the unpaid principal balances at an interest rate based on the Three-month LIBOR as published in the Western Edition of the Wall Street Journal, plus a margin of 2.250 percentage points over the Index; and one principal and interest payment in the estimated amount due under this Note on March 28, 2018, with interest calculated on the unpaid principal balances at an interest rate based on the Three-month LIBOR as published in the Western Edition of the Wall Street Journal , plus a margin of 2.250 percentage points over the Index. This estimated final payment is based on the assumption that all payments will be made exactly as scheduled and that the Index does not change; the actual final payment will be for all principal and accrued interest not yet paid, together with any other unpaid amounts under this Note. Unless otherwise agreed or required by applicable law, payments will be applied first to any unpaid collection costs; then to any late charges; then to any accrued unpaid interest; and then to principal. The annual interest rate for this Note is computed on a 365/360 basis; that is, by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing.

VARIABLE INTEREST RATE. The interest rate on this Note is subject to change from time to time based on changes in an independent index which is the Three-month LIBOR as published in the Western Edition of the Wall Street Journal (the "Index"). The Index is not necessarily the lowest rate charged by Lender on its loans. If the Index becomes unavailable during the term of this loan, Lender may designate a substitute index after notifying Borrower. Lender will tell Borrower the current Index rate upon Borrower's request. **The interest rate change will not occur more often than each QUARTER.** Borrower understands that Lender may make loans based on other rates as well. **The Initial Index value will be set upon funding.** The interest rate or rates to be applied to the unpaid principal balance during this Note will be the rate or rates set forth herein in the "Payment" section. Notwithstanding any other provision of this Note, after the first payment stream, the interest rate for each subsequent payment stream will be effective as of the last payment date of the just-ending payment stream. NOTICE: Under no circumstances will the interest rate on this Note be more than the maximum rate allowed by applicable law. Whenever increases occur in the interest rate, Lender, at its option, may do one or more of the following: (A) increase Borrower's payments to ensure Borrower's loan will pay off by its original final maturity date, (B) increase Borrower's payments to cover accruing interest, (C) increase the number of Borrower's payments, and (D) continue Borrower's payments at the same amount and increase Borrower's final payment.

PREPAYMENT. Borrower agrees that all loan fees and other prepaid finance charges are earned fully as of the date of the loan and will not be subject to refund upon early payment (whether voluntary or as a result of default), except as otherwise required by law. Except for the foregoing, Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments under the payment schedule. Rather, early payments will reduce the principal balance due and may result in Borrower's making fewer payments. Borrower agrees not to send Lender payments marked "paid in full", "without recourse", or similar language. If Borrower sends such a payment, Lender may accept it without losing any of Lender's rights under this Note, and Borrower will remain obligated to pay any further amount owed to Lender. All written communications concerning disputed amounts, including any check or other payment instrument that indicates that the payment constitutes "payment in full" of the amount owed or that is tendered with other conditions or limitations or as full satisfaction of a disputed amount must be mailed or delivered to: PACIFIC COAST BANKERS' BANK, 340 PINE STREET, SUITE 401, SAN FRANCISCO, CA 94104.

MINIMUM PRINCIPAL LEVEL. Notwithstanding the terms of the paragraph above labeled "Prepayment", during the first year ending March 31, 2009 there must be a minimum level of principal outstanding of $3,000,000.00.

LATE CHARGE. If a payment is 10 days or more late, Borrower will be charged **5.000% of the regularly scheduled payment.**

INTEREST AFTER DEFAULT. Upon default, the interest rate on this Note shall, if permitted under applicable law, immediately increase by adding a 5.000 percentage point margin ("Default Rate Margin"). The Default Rate Margin shall also apply to each succeeding interest rate change that would have applied had there been no default. After maturity, or after this Note would have matured had there been no default, the Default Rate Margin will continue to apply to the final interest rate described in this Note.

DEFAULT. Each of the following shall constitute an event of default ("Event of Default") under this Note:

Payment Default. Borrower fails to make any payment when due under this Note.

Other Defaults. Borrower fails to comply with or to perform, or defaults under or breaches, any other term, obligation, covenant, or condition contained in this Note or fails to comply with or to perform, or defaults under or breaches, any term, obligation, covenant, or condition contained in the Business Loan Agreement of even date herewith (the "Loan Agreement") made by Borrower and Lender, any Related Document (as defined in the Business Loan Agreement), or any other agreement between Lender and Borrower.

Cure Provisions. If any default, other than a default in payment, is curable and if Borrower has not been given a notice of a similar default within the preceding twelve (12) months, such default may be cured if Borrower, after receiving written notice from Lender demanding cure of such default (1) cures such default within thirty (30) days; or (2) if the cure of such default requires more than thirty (30) days, immediately initiates steps that Lender reasonably deems in Lender's sole discretion to be sufficient to cure such default and thereafter diligently continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

LENDER'S RIGHTS. If any Event of Default shall occur, Lender may declare the entire unpaid principal balance under this Note, all accrued unpaid interest thereon, and all other costs, expenses, fees and other charges provided for under this Note immediately due and payable, all without notice of any kind to Borrower, except that in the case of an Event of Default of the type described in the "Insolvency" subsection of the Loan Agreement, such acceleration shall be automatic and not optional.

APPLICABILITY OF CERTAIN PROVISIONS OF LOAN AGREEMENT. Various provisions of the Loan Agreement apply to and govern this Note, including the "Right of Setoff", "Amendments", "Arbitration", "Attorneys' Fees and Lender's Expenses", "Governing Law", "Choice of Venue", "No Waiver by Lender", "Notices", "Severability", "Successors and Assigns", and "Time Is of the Essence" sections or subsections thereof, all as more specifically set forth therein. The rules of construction and general definitions set forth in the first paragraph of the "Definitions" section of the Loan Agreement are hereby made applicable to this Note.

COLLATERAL. This Note is secured as provided in the Loan Agreement.

LINE OF CREDIT. This Note evidences a straight line of credit. Once the total amount of principal has been advanced, Borrower is not entitled to further loan advances. Advances under this Note may be requested orally by Borrower or as provided in this paragraph. All oral requests shall be confirmed in writing on the day of the request. All communications, instructions, or directions by telephone or otherwise to Lender are to be directed to Lender's office shown above. The following person or persons are authorized to request advances and authorize payments under the line of credit until Lender receives from Borrower, at Lender's address shown above, written notice of revocation of such authority: **Mark Garwood, President & CEO of Epic Bancorp, Inc.; and Michael Moulton, Chief Financial Officer of Epic Bancorp, Inc.** Borrower agrees to be liable for all sums either: (A) advanced in accordance with the instructions of an authorized person or (B) credited to any of Borrower's accounts with Lender. The unpaid principal balance owing on this Note at any time may be evidenced by endorsements on this Note or by Lender's internal records, including daily computer print-outs

GENERAL PROVISIONS. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive any applicable statute of limitations, presentment, demand for payment, and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker, or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this Note or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in any collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this Note without the consent of or notice to anyone other than the party with whom the modification is made. The obligations under this Note are joint and several.

PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO THE TERMS OF THE NOTE.

BORROWER ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THIS PROMISSORY NOTE.

BORROWER:

EPIC BANCORP, INC.

By: ______________________
Mark Garwood, President & CEO of Epic Bancorp, Inc.

By: ______________________
Michael Moulton, Chief Financial Officer of Epic Bancorp, Inc.